UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 19, 2010


                              ENOX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-53486                 26-0477124
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

               303-1687 Broadway W, Vancouver, BC V6J 1X2 Canada
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (604) 637-9744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On January 19, 2010, we dismissed the firm of Seale and Beers, CPAs (Seale and Beers") as our independent certifying accountants pursuant to the unanimous consent of our Board of Directors. We initially retained Seale and Beers on August 3, 2009, None of the reports of Seale and Beers, CPAs with respect to the quarterly period ended September 30, 2009, the only period for which Seale and Beers, CPAs provided such a report, contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the interim period for which the Registrant engaged, there were no disagreements with Seale and Beers, CPAs, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPAs satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements.

We have provided Seale and Beers with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from Seale and Beers as required by Item 304(a)(3) of Regulation S-K.

(b) On January 14, 2010, we engaged Berman & Company, P.A., as our new independent certifying accountants. During the two most recent fiscal years and the interim periods preceding the engagement, we have not consulted Berman & Company, P.A. regarding any of the matters set forth in Item 304(a)(1)(v)of Regulation S-K..

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit No.                          Description
     -----------                          -----------

        16.1 Letter from Seale and Beer, CPAs regarding its concurrence or disagreement with the statements made by Enox Biopharma, Inc. in this current report Form 8-K.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENOX BIOPHARMA, INC.


Date: January 19, 2010                    By /s/ Itamar David
                                            ------------------------------------
                                            Itamar David
                                            Chief Financial Officer



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